EXHIBIT 10.7

AMENDMENT NO. 1
TO CONSULTING AGREEMENT AND STATEMENT OF WORK NO. 1

    This Amendment No. 1, effective as of January 16, 2025 (the "Amendment No. 1 Effective Date") (“Amendment No. 1”) amends that certain Consulting Agreement and Statement of Work No. 1 having an effective date of January 16, 2023 by and between the parties hereto (each a "Party" and collectively the "Parties")(the “Agreement”).

    WHEREAS, the Parties now wish to amend the Agreement as set forth below:

NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Section 11a. is hereby deleted in its entirety and replaced with the following:

"This Agreement will begin on the Effective Date and will continue in effect until January 16, 2027, unless terminated earlier as provided in this Agreement. To the extent that a SOW is outstanding at the time of termination of the Agreement, the term of this Agreement shall be extended until the time of the completion of all obligations under that SOW. Sections 3 – 9 and 10(b) – 15 will survive termination of this Agreement."

2.Section 5 of Statement of Work No. 1 is hereby deleted in its entirety and replaced with the following:

"Termination Date: January 16, 2027"

3.Except as provided in this Amendment No. 1, capitalized terms used in this Amendment No. 1 that are not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

4.This Amendment No. 1 embodies the entire agreement between the Parties with respect to the amendment of the Agreement. In the event of any conflict or inconsistency between the provisions of the Agreement and this Amendment No. 1, the provisions of this Amendment No. 1 shall control.

5.Unless expressly amended by this Amendment No. 1, all other terms of the Agreement remain in full force and effect.

6.This Amendment No. 1 may be executed in one or more counterparts, each of which are deemed an original, but both of which together shall constitute one and the same instrument.

7.IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the Effective Date.

dynavaxSignerDateField_y2iAgX2]	[counterpartySignerDateField_MxThsBd]
Dynavax Technologies Corporation
By: /s/ David NovackdynavaxSignerSignature_cwh0H
Name: David Novack[dynavaxSignerName_WeOrIkK]
Title: President & Chief Operating Officer[dynavaxSignerTitle_0gvBbOO]
Date: 07-Feb-2025

Peter Paradiso
By: /s/ Peter Paradiso[counterpartySignerSignature_MEFnvJW]
Name: Peter Paradiso[counterpartySignerName_QDetmiv]
Title: Consultant[counterpartySignerTitle_AhsO5ut]
Date: 07-Feb-2025 [counterpartySignerDateField_MxThsBd]